Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                                     Revised

Distribution Date                                                    8/15/97
Collection Period                                                    7/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,501,716.94

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $330,271.81

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,171,445.13

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $29.62

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.91

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.71

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $140,426.03

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $26,139.44

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $114,286.59

           (j)      Scheduled Payments due in such Collection Period                                   $2,119,075.60

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,741,980.36

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $62,734,653.51

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $60,510,870.22

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9645526

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $122,152.47

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,182.31

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.45

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $29,220.47

           (b)      Distributions (to) from Collection Account                                             $1,576.08
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $113.87

           (d)      Ending Payahead Account Balance                                                       $30,910.42

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,051,087.02
                           Spread Account Balance                                                      $6,051,087.02

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($227,342.93)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $16,749.39

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $639,125.22

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                223
                           Aggregate Gross Amount                                                      $2,749,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                260
                           Aggregate Gross Amount                                                      $3,427,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.67%

           (b)      Average Delinquency Ratio                                                                  7.91%

           (c)      Cumulative Default Ratio                                                                   9.98%

           (d)      Cumulative Net Loss Ratio                                                                  5.56%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,769,095.90
     Lock Box NSF Items:                                                                                  (53,780.95)
     Transfers from (to) Payahead Account:                                                                 (1,576.08)
     Collection Account Interest                                                                           10,994.33
     Payahead Account Interest                                                                                113.87
     Total Collection Proceeds:                                                                         2,724,847.07
     For Distribution Date:                                                                                  8/15/97
     For Determination Date:                                                                                  8/8/97
     For Collection Period:                                                                                     7/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 62,734,653.51
                                  Principal portion of payments collected (non-prepayments)                               687,973.26
                                  Prepayments in full allocable to principal                                              544,571.00
                           Collections allocable to principal                                           1,232,544.26
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    414,062.24
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,646,606.50

                    Realized Losses                                                                       639,125.22
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    60,448,921.79

           Interest
                           Collections allocable to interest                                            1,054,007.10
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       24,233.47
                                                                                                  -------------------
                    Total Interest                                                                      1,078,240.57

     Certificate Information
           Beginning of Period Class A Principal Balance                                               59,597,920.84
           Beginning of Period Class B Principal Balance                                                3,136,732.67

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,278,429.95
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,594.71
           Aggregate Payahead Balance                                                                      30,796.55
           Aggregate Payahead Balance for preceding Distribution Date                                      29,220.47
           Interest Earned on Payahead Balances                                                               113.87
           Scheduled Payments due in Collection Period                                                  2,119,075.60
           Scheduled Payments collected in Collection Period                                            1,741,980.36
           Aggregate Amount of Realized Losses for preceding Distribution Date                            639,125.22

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              223     2,749,000.00
           60+ days delinquent                                                                                  260     3,427,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,176,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         555,069.82
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.89%
           Delinquency Ratio for third preceding Determination Date                                            7.16%

           Cumulative Defaults for preceding Determination Date                                         8,317,042.00

           Cumulative Net Losses for preceding Determination Date                                       4,326,878.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,286,551.36
                           Liquidation Proceeds                                                           414,062.24
                           Recoveries                                                                      24,233.47
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,724,847.07

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      687,973.26
                           Prepayments in full allocable to principal                                     544,571.00
                           Principal Balance of Liquidated Receivables                                  1,053,187.46
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,285,731.72

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,285,731.72
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,171,445.13
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,171,445.13

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          59,597,920.84
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 330,271.81

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,285,731.72
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                114,286.59

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,136,732.67
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         26,139.44

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,724,847.07
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,501,716.94
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                26,139.44
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                114,286.59
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     784.18
                    Standby Servicer distributions                                                          4,182.31
                    Servicer distributions                                                                122,152.47
                    Collateral Agent distributions                                                            784.18
                    Reimbursement Obligations                                                              16,749.39
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                      4,182.31       2,724,847.07       4,182.31   2,724,847.07
         Servicing Fee (2.0%)                                           104,557.76       2,720,664.76     104,557.76           0.00
         Additional Servicing Fee Amounts                                17,594.71       2,616,107.00      17,594.71           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                     0.00       2,598,512.29           0.00
         Unpaid Servicing Fee from prior Collection Periods                   0.00       2,598,512.29           0.00
(ii)     Transition Expenses to Standby Servicer                              0.00       2,598,512.29           0.00
(iii)    Trustee Fee                                                        784.18       2,598,512.29         784.18
         Trustee's out-of-pocket expenses                                     0.00       2,597,728.11           0.00
         Unpaid Trustee Fee from prior Collection Periods                     0.00       2,597,728.11           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                   0.00       2,597,728.11           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                               784.18       2,597,728.11         784.18
         Collateral Agent Expenses                                            0.00       2,596,943.93           0.00
         Unpaid Collateral Agent  Fee from prior                              0.00       2,596,943.93           0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                          0.00       2,596,943.93           0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month          330,271.81       2,596,943.93     330,271.81
         Prior Month(s) Class A Carryover Shortfall                           0.00       2,266,672.12           0.00
         Class A Interest Carryover Shortfall                                 0.00       2,266,672.12           0.00
         Interest on Interest Carryover from Prior Months                     0.00       2,266,672.12           0.00
         Current Month Class A Interest Carryover Shortfall                   0.00       2,266,672.12           0.00
         Class A Interest Distributable Amount                          330,271.81       2,266,672.12     330,271.81
(viii)(A)Class B Coupon Interest - Unadjusted                            26,139.44       1,936,400.31      26,139.44
         Class B Interest Carryover Shortfall - Previous Month(s)             0.00       1,910,260.87           0.00
         Interest on B Interest Shortfall - Previous Month(s)                 0.00       1,910,260.87           0.00
         Interest on Interest Carryover from Prior Months                     0.00       1,910,260.87           0.00
         Current Month Class B Interest Shortfall                             0.00       1,910,260.87           0.00
         Adjusted Class B Interest Distributable Amount                  26,139.44       1,910,260.87      26,139.44
(v)(B)   Class A Principal Distributable Amount - Current Month       2,171,445.13       1,884,121.43   1,884,121.43     553,401.94
         Class A Principal Carryover Shortfall - Previous Month(s)            0.00               0.00           0.00
         Current Month Class A Principal Shortfall                            0.00               0.00           0.00
         Withdrawl from Spread Account to Cover Shortfall                     0.00
         Class A Principal Distribution Amount                        2,171,445.13               0.00           0.00           0.00
(vi)     Certificate Insurer Premium                                     16,749.39               0.00           0.00
         Certificate Insurer Premium Supplement                               0.00               0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer               0.00               0.00           0.00
(vii)    Transition Expenses to successor Servicer                            0.00               0.00           0.00
         Class B Principal Distributable Amount - Current               114,286.59               0.00           0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)            0.00               0.00           0.00
         Current Month Class B Principal Shortfall                      (61,948.43)              0.00     (61,948.43)
         Adjusted Class B Principal Distributable Amount                 52,338.16          61,948.43      52,338.16
         Excess Interest Amount for Deposit in Spread Account                 0.00           9,610.27           0.00
                                                                                             9,610.27       9,610.27

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               59,597,920.84
                    Class A Principal Distributions                                                     2,171,445.13
           Class A End of Period Principal Balance                                                     57,426,475.71

           Class B Beginning of Period Principal Balance                                                3,136,732.67
                    Class B Principal Distributable Amount                                                 52,338.16
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,084,394.51
                    Withdrawl from Spread Account to Cover B Shortfalls                                    61,948.43
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,022,446.08

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,724,847.07
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   458,174.95
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,266,672.12

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,266,672.12
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                26,139.44
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,240,532.68

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,240,532.68
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,171,445.13
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          69,087.55

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     69,087.55
     (vi)  Certificate Insurer Premium                                                                     16,749.39
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      52,338.16

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       52,338.16
     (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)                                        114,286.59
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (61,948.43)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                       (61,948.43)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,176,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,176,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   71,264,178.46
                    Delinquency Ratio                                                                          8.67%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.67%
                           Delinquency Ratio for second preceding Determination Date                           7.89%
                           Delinquency Ratio for third preceding Determination Date                            7.16%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.91%           7.91%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 8,317,042.00
                                  Current Period Defaulted Receivables                                    555,069.82
                                                                                                  -------------------
                                  Total                                                                 8,872,111.82

                                  Cumulative Defaulted Receivables                                      8,872,111.82
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                   9.98%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,053,187.46

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (438,295.71)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  614,891.75
                                  Cumulative Previous Net Losses                                        4,326,878.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 4,941,769.75
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  5.56%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     41.18
           Weighted Average Annual Percentage Rate                                                            20.40%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       6,051,087.02
                           15% of Outstanding Certificate Balance                                                       9,076,630.53
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          6,051,087.02

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,667,022.51
                           Outstanding Certificate Balance                                                             60,510,870.22
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               6,051,087.02
           Beginning of Period Spread Account Balance                                                   6,278,429.95
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (227,342.93)
           Earnings on Spread Account Balance                                                              27,526.26
           Amount of Spread Account deposit (withdrawal)                                                 (254,869.19)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             61,948.43
           Net Spread Account Withdrawl to Seller                                                        (192,920.76)
           Ending Spread Account Balance                                                                6,051,087.02


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                                     Revised

Distribution Date                                                      8/15/97
Collection Period                                                      7/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,597,890.53

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $393,447.15

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,204,443.38

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $29.68

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.50

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.19

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $150,948.34

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $34,925.00

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $116,023.34

           (j)      Scheduled Payments due in such Collection Period                                   $2,347,252.71

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,809,676.78

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $74,176,995.21

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $71,856,528.48

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9687172

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $143,088.34

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,945.13

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.63

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $23,642.56

           (b)      Distributions (to) from Collection Account                                             $5,320.91
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $111.62

           (d)      Ending Payahead Account Balance                                                       $29,075.09

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,185,652.85
                           Spread Account Balance                                                      $7,185,652.85

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($232,046.67)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $19,910.25

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $675,998.93

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                251
                           Aggregate Gross Amount                                                      $3,354,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                262
                           Aggregate Gross Amount                                                      $3,587,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.05%

           (b)      Average Delinquency Ratio                                                                  7.24%

           (c)      Cumulative Default Ratio                                                                   6.85%

           (d)      Cumulative Net Loss Ratio                                                                  2.94%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,022,086.37
     Lock Box NSF Items:                                                                                  (61,339.24)
     Transfers from (to) Payahead Account:                                                                 (5,320.91)
     Collection Account Interest                                                                           11,758.11
     Payahead Account Interest                                                                                111.62
     Total Collection Proceeds:                                                                         2,967,295.95
     For Distribution Date:                                                                                  8/15/97
     For Determination Date:                                                                                  8/8/97
     For Collection Period:                                                                                     7/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 74,176,995.21
                                  Principal portion of payments collected (non-prepayments)                               510,974.89
                                  Prepayments in full allocable to principal                                              583,855.00
                           Collections allocable to principal                                           1,094,829.89
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    549,637.90
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,644,467.79

                    Realized Losses                                                                       675,998.93
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    71,856,528.49

           Interest
                           Collections allocable to interest                                            1,298,701.89
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       24,126.27
                                                                                                  -------------------
                    Total Interest                                                                      1,322,828.16

     Certificate Information
           Beginning of Period Class A Principal Balance                                               70,468,145.43
           Beginning of Period Class B Principal Balance                                                3,708,849.77

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,417,699.52
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,460.01
           Aggregate Payahead Balance                                                                      28,963.47
           Aggregate Payahead Balance for preceding Distribution Date                                      23,642.56
           Interest Earned on Payahead Balances                                                               111.62
           Scheduled Payments due in Collection Period                                                  2,347,252.71
           Scheduled Payments collected in Collection Period                                            1,809,676.78
           Aggregate Amount of Realized Losses for preceding Distribution Date                            675,998.93

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              251     3,354,000.00
           60+ days delinquent                                                                                  262     3,587,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,941,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         784,932.14
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.09%
           Delinquency Ratio for third preceding Determination Date                                            6.59%

           Cumulative Defaults for preceding Determination Date                                         5,529,014.00

           Cumulative Net Losses for preceding Determination Date                                       2,053,993.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,393,531.78
                           Liquidation Proceeds                                                           549,637.90
                           Recoveries                                                                      24,126.27
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,967,295.95

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      510,974.89
                           Prepayments in full allocable to principal                                     583,855.00
                           Principal Balance of Liquidated Receivables                                  1,225,636.83
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,320,466.72

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,320,466.72
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,204,443.38
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,204,443.38

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          70,468,145.43
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 393,447.15

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,320,466.72
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                116,023.34

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,708,849.77
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         34,925.00

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,967,295.95
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,597,890.53
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                34,925.00
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                116,023.34
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     927.21
                    Standby Servicer distributions                                                          4,945.13
                    Servicer distributions                                                                143,088.34
                    Collateral Agent distributions                                                            927.21
                    Reimbursement Obligations                                                              19,910.25
                                                                                                  -------------------
                                                                                                           48,658.94

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source           act distributed     Source
                                                                           ---          ------           ---------------     ------

(i)      Standby Fee                                                    4,945.13      0.00      0.00          116,023.34
         Servicing Fee (2.0%)                                         123,628.33      0.00      0.00                0.00
         Additional Servicing Fee Amounts                              19,460.01      0.00      0.00                0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                   0.00      0.00      0.00
         Unpaid Servicing Fee from prior Collection Periods                 0.00      0.00      0.00
(ii)     Transition Expenses to Standby Servicer                            0.00      0.00      0.00
(iii)    Trustee Fee                                                      927.21      0.00      0.00
         Trustee's out-of-pocket expenses                                   0.00      0.00      0.00
         Unpaid Trustee Fee from prior Collection Periods                   0.00      0.00      0.00
         Unpaid Trustee's out-of-pocket expenses from prior                 0.00      0.00      0.00
          Collection Periods
(iv)     Collateral Agent Fee                                             927.21      0.00      0.00
         Collateral Agent Expenses                                          0.00      0.00      0.00
         Unpaid Collateral Agent  Fee from prior                            0.00      0.00      0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                        0.00      0.00      0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month        393,447.15      0.00      0.00
         Prior Month(s) Class A Carryover Shortfall                         0.00      0.00      0.00
         Class A Interest Carryover Shortfall                               0.00      0.00      0.00
         Interest on Interest Carryover from Prior Months                   0.00      0.00      0.00
         Current Month Class A Interest Carryover Shortfall                 0.00      0.00      0.00
         Class A Interest Distributable Amount                        393,447.15      0.00      0.00
(viii)(A)Class B Coupon Interest - Unadjusted                          34,925.00      0.00      0.00
         Class B Interest Carryover Shortfall - Previous Month(s)           0.00      0.00      0.00       116,023.34
         Interest on B Interest Shortfall - Previous Month(s)               0.00      0.00      0.00       116,023.34
         Interest on Interest Carryover from Prior Months                   0.00      0.00      0.00
         Current Month Class B Interest Shortfall                           0.00      0.00      0.00
         Adjusted Class B Interest Distributable Amount                34,925.00      0.00      0.00
(v)(B)   Class A Principal Distributable Amount - Current Month     2,204,443.38      0.00      0.00
         Class A Principal Carryover Shortfall - Previous Month(s)          0.00      0.00      0.00
         Current Month Class A Principal Shortfall                          0.00      0.00      0.00
         Withdrawl from Spread Account to Cover Shortfall                   0.00
         Class A Principal Distribution Amount                      2,204,443.38      0.00      0.00
(vi)     Certificate Insurer Premium                                   19,910.25      0.00      0.00
         Certificate Insurer Premium Supplement                             0.00      0.00      0.00
         Other Reimbursement Obligations to Certificate Insurer             0.00      0.00      0.00
(vii)    Transition Expenses to successor Servicer                          0.00      0.00      0.00
         Class B Principal Distributable Amount - Current             116,023.34      0.00      0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)          0.00      0.00      0.00
         Current Month Class B Principal Shortfall                          0.00      0.00      0.00
         Adjusted Class B Principal Distributable Amount              116,023.34      0.00      0.00
                    Excess Interest Amount for Deposit in              48,658.94      0.00      0.00
                     Spread Account                                                                           0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               70,468,145.43
                    Class A Principal Distributions                                                     2,204,443.38
           Class A End of Period Principal Balance                                                     68,263,702.05

           Class B Beginning of Period Principal Balance                                                3,708,849.77
                    Class B Principal Distributable Amount                                                116,023.34
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,592,826.43
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,592,826.43

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,967,295.95
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   543,335.04
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,423,960.91

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,423,960.91
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                34,925.00
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,389,035.91

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,389,035.91
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,204,443.38
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         184,592.53

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    184,592.53
     (vi)  Certificate Insurer Premium                                                                     19,910.25
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     164,682.28

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     164,682.28
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        116,023.34
     (iii) Prior month(s) carryover shortfalls                                                                 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                48,658.94
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                           0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              48,658.94
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,941,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,941,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   86,217,243.79
                    Delinquency Ratio                                                                          8.05%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.05%
                           Delinquency Ratio for second preceding Determination Date                           7.09%
                           Delinquency Ratio for third preceding Determination Date                            6.59%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.24%           7.24%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 5,529,014.00
                                  Current Period Defaulted Receivables                                    784,932.14
                                                                                                  -------------------
                                  Total                                                                 6,313,946.14

                                  Cumulative Defaulted Receivables                                      6,313,946.14
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                   6.85%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,225,636.83

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (573,764.17)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  651,872.66
                                  Cumulative Previous Net Losses                                        2,053,993.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 2,705,865.66
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  2.94%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     45.18
           Weighted Average Annual Percentage Rate                                                            20.52%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       7,185,652.85
                           15% of Outstanding Certificate Balance                                                      10,778,479.27
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,185,652.85

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             71,856,528.48
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               7,185,652.85
           Beginning of Period Spread Account Balance                                                   7,417,699.52
           Spread Account Deposit (Withdrawal) from Current Distributions                                  48,658.94
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (280,705.61)
           Earnings on Spread Account Balance                                                              32,714.89
           Amount of Spread Account deposit (withdrawal)                                                 (313,420.50)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (313,420.50)
           Ending Spread Account Balance                                                                7,185,652.85


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                                     Revised

Distribution Date                                                    8/15/97
Collection Period                                                    7/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,441,440.75

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $412,372.11

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,029,068.64

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $27.68

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.67

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $23.00

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $141,760.32

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $34,967.23

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $106,793.09

           (j)      Scheduled Payments due in such Collection Period                                   $2,514,222.41

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,152,479.95

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $82,681,125.14

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $80,545,263.41

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9741675

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $154,435.46

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,512.08

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.75

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $31,058.10

           (b)      Distributions (to) from Collection Account                                             $4,195.08
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $138.47

           (d)      Ending Payahead Account Balance                                                       $35,391.65

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,054,526.34
                           Spread Account Balance                                                      $8,054,526.34

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($114,596.75)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $22,317.75

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $543,186.65

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                262
                           Aggregate Gross Amount                                                      $3,574,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                319
                           Aggregate Gross Amount                                                      $4,559,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.37%

           (b)      Average Delinquency Ratio                                                                  7.40%

           (c)      Cumulative Default Ratio                                                                   3.67%

           (d)      Cumulative Net Loss Ratio                                                                  1.06%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,108,859.97
     Lock Box NSF Items:                                                                                  (60,369.60)
     Transfers from (to) Payahead Account:                                                                 (4,195.08)
     Collection Account Interest                                                                           11,526.76
     Payahead Account Interest                                                                                138.47
     Total Collection Proceeds:                                                                         3,055,960.52
     For Distribution Date:                                                                                  8/15/97
     For Determination Date:                                                                                  8/8/97
     For Collection Period:                                                                                     7/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 82,681,125.14
                                  Principal portion of payments collected (non-prepayments)                               694,880.57
                                  Prepayments in full allocable to principal                                              447,341.00
                           Collections allocable to principal                                           1,142,221.57
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    450,453.51
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,592,675.08

                    Realized Losses                                                                       543,186.65
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    80,545,263.41

           Interest
                           Collections allocable to interest                                            1,457,599.38
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                        5,686.06
                                                                                                  -------------------
                    Total Interest                                                                      1,463,285.44

     Certificate Information
           Beginning of Period Class A Principal Balance                                               78,547,068.87
           Beginning of Period Class B Principal Balance                                                4,134,056.27

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,169,123.09
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           16,633.58
           Aggregate Payahead Balance                                                                      35,253.18
           Aggregate Payahead Balance for preceding Distribution Date                                      31,058.10
           Interest Earned on Payahead Balances                                                               138.47
           Scheduled Payments due in Collection Period                                                  2,514,222.41
           Scheduled Payments collected in Collection Period                                            2,152,479.95
           Aggregate Amount of Realized Losses for preceding Distribution Date                            543,186.65

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              262     3,574,000.00
           60+ days delinquent                                                                                  319     4,559,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       8,133,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         671,734.76
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.30%
           Delinquency Ratio for third preceding Determination Date                                            6.52%

           Cumulative Defaults for preceding Determination Date                                         2,733,727.00

           Cumulative Net Losses for preceding Determination Date                                         446,018.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,599,820.95
                           Liquidation Proceeds                                                           450,453.51
                           Recoveries                                                                       5,686.06
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,055,960.52

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      694,880.57
                           Prepayments in full allocable to principal                                     447,341.00
                           Principal Balance of Liquidated Receivables                                    993,640.16
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,135,861.73

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,135,861.73
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,029,068.64
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,029,068.64

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          78,547,068.87
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 412,372.11

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,135,861.73
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                106,793.09

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,134,056.27
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         34,967.23

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,055,960.52
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,441,440.75
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                34,967.23
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                106,793.09
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,033.51
                    Standby Servicer distributions                                                          5,512.08
                    Servicer distributions                                                                154,435.46
                    Collateral Agent distributions                                                          1,033.51
                    Reimbursement Obligations                                                              22,317.75
                                                                                                  -------------------
                                                                                                          288,427.14

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                     5,512.08     3,055,960.52         5,512.08   3,055,960.52
         Servicing Fee (2.0%)                                          137,801.88     3,050,448.44       137,801.88           0.00
         Additional Servicing Fee Amounts                               16,633.58     2,912,646.56        16,633.58           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00     2,896,012.98             0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00     2,896,012.98             0.00
(ii)     Transition Expenses to Standby Servicer                             0.00     2,896,012.98             0.00
(iii)    Trustee Fee                                                     1,033.51     2,896,012.98         1,033.51
         Trustee's out-of-pocket expenses                                    0.00     2,894,979.47             0.00
         Unpaid Trustee Fee from prior Collection Periods                    0.00     2,894,979.47             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                  0.00     2,894,979.47             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                            1,033.51     2,894,979.47         1,033.51
         Collateral Agent Expenses                                           0.00     2,893,945.96             0.00
         Unpaid Collateral Agent  Fee from prior                             0.00     2,893,945.96             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                         0.00     2,893,945.96             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month         412,372.11     2,893,945.96       412,372.11
         Prior Month(s) Class A Carryover Shortfall                          0.00     2,481,573.85             0.00
         Class A Interest Carryover Shortfall                                0.00     2,481,573.85             0.00
         Interest on Interest Carryover from Prior Months                    0.00     2,481,573.85             0.00
         Current Month Class A Interest Carryover Shortfall                  0.00     2,481,573.85             0.00
         Class A Interest Distributable Amount                         412,372.11     2,481,573.85       412,372.11
(viii)(A)Class B Coupon Interest - Unadjusted                           34,967.23     2,069,201.74        34,967.23
         Class B Interest Carryover Shortfall -                              0.00     2,034,234.51             0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                0.00     2,034,234.51             0.00
         Interest on Interest Carryover from Prior Months                    0.00     2,034,234.51             0.00
         Current Month Class B Interest Shortfall                            0.00     2,034,234.51             0.00
         Adjusted Class B Interest Distributable Amount                 34,967.23     2,034,234.51        34,967.23
(v)(B)   Class A Principal Distributable Amount - Current Month      2,029,068.64     1,999,267.28     1,999,267.28   1,026,891.88
         Class A Principal Carryover Shortfall - Previous Month(s)           0.00             0.00             0.00
         Current Month Class A Principal Shortfall                           0.00             0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                    0.00
         Class A Principal Distribution Amount                       2,029,068.64             0.00             0.00           0.00
(vi)     Certificate Insurer Premium                                    22,317.75             0.00             0.00
         Certificate Insurer Premium Supplement                              0.00             0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer              0.00             0.00             0.00
(vii)    Transition Expenses to successor Servicer                           0.00             0.00             0.00
         Class B Principal Distributable Amount - Current              106,793.09             0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous                    0.00             0.00             0.00
          Month(s)
         Current Month Class B Principal Shortfall                           0.00             0.00             0.00
         Adjusted Class B Principal Distributable Amount               106,793.09             0.00             0.00
         Excess Interest Amount for Deposit in Spread Account          288,427.14             0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               78,547,068.87
                    Class A Principal Distributions                                                     2,029,068.64
           Class A End of Period Principal Balance                                                     76,518,000.23

           Class B Beginning of Period Principal Balance                                                4,134,056.27
                    Class B Principal Distributable Amount                                                106,793.09
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,027,263.18
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,027,263.18

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,055,960.52
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   574,386.67
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,481,573.85

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,481,573.85
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                34,967.23
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,446,606.62

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,446,606.62
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B               2,029,068.64
     (iii) Prior  month(s)  carryover shortfalls                                                               0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                   0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                      NO
           Amount Remaining for Further Distribution/(Deficiency)                                        417,537.98

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    417,537.98
     (vi)  Certificate Insurer Premium                                                                     22,317.75
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     395,220.23

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      395,220.23
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         106,793.09
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              288,427.14
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              288,427.14
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              8,133,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 8,133,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   97,172,693.91
                    Delinquency Ratio                                                                          8.37%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.37%
                           Delinquency Ratio for second preceding Determination Date                           7.30%
                           Delinquency Ratio for third preceding Determination Date                            6.52%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.40%           7.40%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 2,733,727.00
                                  Current Period Defaulted Receivables                                    671,734.76
                                                                                                  -------------------
                                  Total                                                                 3,405,461.76

                                  Cumulative Defaulted Receivables                                      3,405,461.76
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   3.67%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         993,640.16

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (456,139.57)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  537,500.59
                                  Cumulative Previous Net Losses                                          446,018.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   983,518.59
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  1.06%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     48.34
           Weighted Average Annual Percentage Rate                                                            20.56%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       8,054,526.34
                           15% of Outstanding Certificate Balance                                                      12,081,789.51
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,054,526.34

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             80,545,263.41
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               8,054,526.34
           Beginning of Period Spread Account Balance                                                   8,169,123.09
           Spread Account Deposit (Withdrawal) from Current Distributions                                 288,427.14
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (403,023.89)
           Earnings on Spread Account Balance                                                              34,202.34
           Amount of Spread Account deposit (withdrawal)                                                 (437,226.23)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (437,226.23)
           Ending Spread Account Balance                                                                8,054,526.34


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                                     Revised

Distribution Date                                                    8/15/97
Collection Period                                                    7/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,278,707.98

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $501,070.99

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,777,636.99

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $23.44

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.15

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $18.29

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $140,506.31

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $46,946.47

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $93,559.84

           (j)      Scheduled Payments due in such Collection Period                                   $2,846,924.48

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,696,901.16

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $96,630,805.66

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $94,759,608.83

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9806356

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $176,881.50

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,442.05

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.82

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  3
                           Aggregate Purchase Amount                                                      $32,438.38

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $34,921.49

           (b)      Distributions (to) from Collection Account                                             $1,143.23
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $361.60

           (d)      Ending Payahead Account Balance                                                       $36,426.32

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,475,960.88
                           Spread Account Balance                                                      $7,506,053.83

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $732,557.08

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $26,256.31

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $159,885.23

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                279
                           Aggregate Gross Amount                                                      $3,830,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                255
                           Aggregate Gross Amount                                                      $3,693,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.63%

           (b)      Average Delinquency Ratio                                                                  5.54%

           (c)      Cumulative Default Ratio                                                                   1.31%

           (d)      Cumulative Net Loss Ratio                                                                  0.16%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,406,181.00
     Lock Box NSF Items:                                                                                  (80,946.52)
     Transfers from (to) Payahead Account:                                                                 (1,143.23)
     Collection Account Interest                                                                           11,750.93
     Payahead Account Interest                                                                                361.60
     Total Collection Proceeds:                                                                         3,336,203.78
     For Distribution Date:                                                                                  8/15/97
     For Determination Date:                                                                                  8/8/97
     For Collection Period:                                                                                     7/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 96,630,805.66
                                  Principal portion of payments collected (non-prepayments)                             1,074,746.98
                                  Prepayments in full allocable to principal                                              476,580.00
                           Collections allocable to principal                                           1,551,326.98
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    127,546.24
                           Purchase Amounts allocable to principal                                         32,438.38
                                                                                                  -------------------
                    Total Principal                                                                     1,711,311.60

                    Realized Losses                                                                       159,885.23
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    94,759,608.83

           Interest
                           Collections allocable to interest                                            1,622,154.18
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                        2,738.00
                                                                                                  -------------------
                    Total Interest                                                                      1,624,892.18

     Certificate Information
           Beginning of Period Class A Principal Balance                                               91,799,265.38
           Beginning of Period Class B Principal Balance                                                4,831,540.28

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,773,496.75
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           15,830.16
           Aggregate Payahead Balance                                                                      36,064.72
           Aggregate Payahead Balance for preceding Distribution Date                                      34,921.49
           Interest Earned on Payahead Balances                                                               361.60
           Scheduled Payments due in Collection Period                                                  2,846,924.48
           Scheduled Payments collected in Collection Period                                            2,696,901.16
           Aggregate Amount of Realized Losses for preceding Distribution Date                            159,885.23

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                           Amount
                                                                                                   # of Receivables   of Receivables
           31 - 59 days delinquent                                                                              279     3,830,000.00
           60+ days delinquent                                                                                  255     3,693,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  3        32,438.38

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       7,523,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          32,438.38
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         638,497.88
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           5.61%
           Delinquency Ratio for third preceding Determination Date                                            4.37%

           Cumulative Defaults for preceding Determination Date                                           699,365.00

           Cumulative Net Losses for preceding Determination Date                                           8,427.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,173,481.16
                           Liquidation Proceeds                                                           127,546.24
                           Recoveries                                                                       2,738.00
                           Purchase Amounts                                                                32,438.38
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,336,203.78

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,074,746.98
                           Prepayments in full allocable to principal                                     476,580.00
                           Principal Balance of Liquidated Receivables                                    287,431.47
                           Purchase Amounts allocable to principal                                         32,438.38
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,871,196.83

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,871,196.83
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,777,636.99
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,777,636.99

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          91,799,265.38
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 501,070.99

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,871,196.83
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 93,559.84

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,831,540.28
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         46,946.47

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,336,203.78
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,278,707.98
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                46,946.47
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 93,559.84
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,207.89
                    Standby Servicer distributions                                                          6,442.05
                    Servicer distributions                                                                176,881.50
                    Collateral Agent distributions                                                          1,207.89
                    Reimbursement Obligations                                                              26,256.31
                                                                                                  -------------------
                                                                                                          704,993.85

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                      6,442.05       3,336,203.78        6,442.05   3,336,203.78
         Servicing Fee (2.0%)                                           161,051.34       3,329,761.73      161,051.34           0.00
         Additional Servicing Fee Amounts                                15,830.16       3,168,710.39       15,830.16           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                     0.00       3,152,880.23            0.00
         Unpaid Servicing Fee from prior Collection Periods                   0.00       3,152,880.23            0.00
(ii)     Transition Expenses to Standby Servicer                              0.00       3,152,880.23            0.00
(iii)    Trustee Fee                                                      1,207.89       3,152,880.23        1,207.89
         Trustee's out-of-pocket expenses                                     0.00       3,151,672.34            0.00
         Unpaid Trustee Fee from prior Collection Periods                     0.00       3,151,672.34            0.00
         Unpaid Trustee's out-of-pocket expenses from prior                   0.00       3,151,672.34            0.00
          Collection Periods
(iv)     Collateral Agent Fee                                             1,207.89       3,151,672.34        1,207.89
         Collateral Agent Expenses                                            0.00       3,150,464.45            0.00
         Unpaid Collateral Agent  Fee from prior                              0.00       3,150,464.45            0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                          0.00       3,150,464.45            0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month          501,070.99       3,150,464.45      501,070.99
         Prior Month(s) Class A Carryover Shortfall                           0.00       2,649,393.46            0.00
         Class A Interest Carryover Shortfall                                 0.00       2,649,393.46            0.00
         Interest on Interest Carryover from Prior Months                     0.00       2,649,393.46            0.00
         Current Month Class A Interest Carryover Shortfall                   0.00       2,649,393.46            0.00
         Class A Interest Distributable Amount                          501,070.99       2,649,393.46      501,070.99
(viii)(A)Class B Coupon Interest - Unadjusted                            46,946.47       2,148,322.47       46,946.47
         Class B Interest Carryover Shortfall - Previous Month(s)             0.00       2,101,376.00            0.00
         Interest on B Interest Shortfall - Previous Month(s)                 0.00       2,101,376.00            0.00
         Interest on Interest Carryover from Prior Months                     0.00       2,101,376.00            0.00
         Current Month Class B Interest Shortfall                             0.00       2,101,376.00            0.00
         Adjusted Class B Interest Distributable Amount                  46,946.47       2,101,376.00       46,946.47
(v) (B)  Class A Principal Distributable Amount - Current Month       1,777,636.99       2,054,429.53    1,777,636.99   1,558,566.79
         Class A Principal Carryover Shortfall - Previous Month(s)            0.00         276,792.54            0.00
         Current Month Class A Principal Shortfall                            0.00         276,792.54            0.00
         Withdrawl from Spread Account to Cover Shortfall                     0.00
         Class A Principal Distribution Amount                        1,777,636.99         276,792.54      276,792.54           0.00
(vi)     Certificate Insurer Premium                                     26,256.31               0.00            0.00
         Certificate Insurer Premium Supplement                               0.00               0.00            0.00
         Other Reimbursement Obligations to Certificate Insurer               0.00               0.00            0.00
(vii)    Transition Expenses to successor Servicer                            0.00               0.00            0.00
         Class B Principal Distributable Amount - Current                93,559.84               0.00            0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)            0.00               0.00            0.00
         Current Month Class B Principal Shortfall                            0.00               0.00            0.00
         Adjusted Class B Principal Distributable Amount                 93,559.84               0.00            0.00
                    Excess Interest Amount for Deposit in               704,993.85               0.00            0.00
                      Spread Account                                                             0.00            0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               91,799,265.38
                    Class A Principal Distributions                                                     1,777,636.99
           Class A End of Period Principal Balance                                                     90,021,628.39

           Class B Beginning of Period Principal Balance                                                4,831,540.28
                    Class B Principal Distributable Amount                                                 93,559.84
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,737,980.44
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,737,980.44

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,336,203.78
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   686,810.32
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,649,393.46

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,649,393.46
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                46,946.47
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,602,446.99

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,602,446.99
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,777,636.99
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         824,810.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    824,810.00
     (vi)  Certificate Insurer Premium                                                                     26,256.31
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     798,553.69

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      798,553.69
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          93,559.84
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                704,993.85
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              704,993.85
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,523,000.00
                                  Purchased receivables more than 30 days delinquent                       32,438.38
                                                                                                  -------------------
                                  Total                                                                 7,555,438.38

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  113,993,810.62
                    Delinquency Ratio                                                                          6.63%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.63%
                           Delinquency Ratio for second preceding Determination Date                           5.61%
                           Delinquency Ratio for third preceding Determination Date                            4.37%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  5.54%           5.54%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                   699,365.00
                                  Current Period Defaulted Receivables                                    638,497.88
                                                                                                  -------------------
                                  Total                                                                 1,337,862.88

                                  Cumulative Defaulted Receivables                                      1,337,862.88
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   1.31%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         287,431.47

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (130,284.24)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  157,147.23
                                  Cumulative Previous Net Losses                                            8,427.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   165,574.23
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  0.16%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     51.13
           Weighted Average Annual Percentage Rate                                                            20.58%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       9,475,960.88
                           15% of Outstanding Certificate Balance                                                      14,213,941.32
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          9,475,960.88

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                             94,759,608.83
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               9,475,960.88
           Beginning of Period Spread Account Balance                                                   6,773,496.75
           Spread Account Deposit (Withdrawal) from Current Distributions                                 704,993.85
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               1,997,470.28
           Earnings on Spread Account Balance                                                              27,563.23
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,506,053.83


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates
                                     Revised

Distribution Date                                                      8/15/97
Collection Period                                                      7/97

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,138,211.99

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $618,607.58

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,519,604.41

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $18.86

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.46

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $13.40

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $135,989.24

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $56,010.06

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $79,979.18

           (j)      Scheduled Payments due in such Collection Period                                   $3,367,824.26

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $3,269,766.53

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $117,503,616.09

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                $115,904,032.50

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9863869

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $207,240.76

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $7,833.57

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.83

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  6
                           Aggregate Purchase Amount                                                      $79,577.73

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $43,561.45

           (b)      Distributions (to) from Collection Account                                            ($5,298.63)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $203.78

           (d)      Ending Payahead Account Balance                                                       $38,466.60

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $10,431,362.93
                           Spread Account Balance                                                      $6,496,264.64

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                              $1,166,670.03

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $32,115.08

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                        $698.74

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                253
                           Aggregate Gross Amount                                                      $3,554,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                107
                           Aggregate Gross Amount                                                      $1,552,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          3.77%

           (b)      Average Delinquency Ratio                                                                  2.15%

           (c)      Cumulative Default Ratio                                                                   0.14%

           (d)      Cumulative Net Loss Ratio                                                                  0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,731,500.74
     Lock Box NSF Items:                                                                                  (79,565.76)
     Transfers from (to) Payahead Account:                                                                  5,298.63
     Collection Account Interest                                                                           13,154.87
     Payahead Account Interest                                                                                203.78
     Total Collection Proceeds:                                                                         3,670,592.26
     For Distribution Date:                                                                                  8/15/97
     For Determination Date:                                                                                  8/8/97
     For Collection Period:                                                                                     7/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                117,503,616.09
                                  Principal portion of payments collected (non-prepayments)                             1,198,059.12
                                  Prepayments in full allocable to principal                                              321,248.00
                           Collections allocable to principal                                           1,519,307.12
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                         79,577.73
                                                                                                  -------------------
                    Total Principal                                                                     1,598,884.85

                    Realized Losses                                                                           698.74
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   115,904,032.50

           Interest
                           Collections allocable to interest                                            2,071,707.41
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      2,071,707.41

     Certificate Information
           Beginning of Period Class A Principal Balance                                              111,628,435.29
           Beginning of Period Class B Principal Balance                                                5,875,180.80

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,329,594.61
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           11,401.40
           Aggregate Payahead Balance                                                                      38,262.82
           Aggregate Payahead Balance for preceding Distribution Date                                      43,561.45
           Interest Earned on Payahead Balances                                                               203.78
           Scheduled Payments due in Collection Period                                                  3,367,824.26
           Scheduled Payments collected in Collection Period                                            3,269,766.53
           Aggregate Amount of Realized Losses for preceding Distribution Date                                698.74

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              253     3,554,000.00
           60+ days delinquent                                                                                  107     1,552,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  6        79,577.73

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,106,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          79,577.73
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         121,460.37
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           2.11%
           Delinquency Ratio for third preceding Determination Date                                            0.56%

           Cumulative Defaults for preceding Determination Date                                            48,810.00

           Cumulative Net Losses for preceding Determination Date                                               0.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,591,014.53
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                79,577.73
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,670,592.26

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,198,059.12
                           Prepayments in full allocable to principal                                     321,248.00
                           Principal Balance of Liquidated Receivables                                        698.74
                           Purchase Amounts allocable to principal                                         79,577.73
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,599,583.59

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,599,583.59
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,519,604.41
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,519,604.41

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                         111,628,435.29
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 618,607.58

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,599,583.59
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 79,979.18

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,875,180.80
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         56,010.06

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,670,592.26
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,138,211.99
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                56,010.06
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 79,979.18
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,468.80
                    Standby Servicer distributions                                                          7,833.57
                    Servicer distributions                                                                207,240.76
                    Collateral Agent distributions                                                          1,468.80
                    Reimbursement Obligations                                                              32,115.08
                                                                                                  -------------------
                                                                                                        1,146,264.02

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                       7,833.57       3,670,592.26       7,833.57   3,670,592.26
         Servicing Fee (2.0%)                                            195,839.36       3,662,758.69     195,839.36           0.00
         Additional Servicing Fee Amounts                                 11,401.40       3,466,919.33      11,401.40           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                      0.00       3,455,517.93           0.00
         Unpaid Servicing Fee from prior Collection Periods                    0.00       3,455,517.93           0.00
(ii)     Transition Expenses to Standby Servicer                               0.00       3,455,517.93           0.00
(iii)    Trustee Fee                                                       1,468.80       3,455,517.93       1,468.80
         Trustee's out-of-pocket expenses                                      0.00       3,454,049.13           0.00
         Unpaid Trustee Fee from prior Collection Periods                      0.00       3,454,049.13           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                    0.00       3,454,049.13           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                              1,468.80       3,454,049.13       1,468.80
         Collateral Agent Expenses                                             0.00       3,452,580.33           0.00
         Unpaid Collateral Agent  Fee from prior                               0.00       3,452,580.33           0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                           0.00       3,452,580.33           0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month           618,607.58       3,452,580.33     618,607.58
         Prior Month(s) Class A Carryover Shortfall                            0.00       2,833,972.75           0.00
         Class A Interest Carryover Shortfall                                  0.00       2,833,972.75           0.00
         Interest on Interest Carryover from Prior Months                      0.00       2,833,972.75           0.00
         Current Month Class A Interest Carryover Shortfall                    0.00       2,833,972.75           0.00
         Class A Interest Distributable Amount                           618,607.58       2,833,972.75     618,607.58
(viii) (AClass B Coupon Interest - Unadjusted                             56,010.06       2,215,365.17      56,010.06
         Class B Interest Carryover Shortfall - Previous Month(s)              0.00       2,159,355.11           0.00
         Interest on B Interest Shortfall - Previous Month(s)                  0.00       2,159,355.11           0.00
         Interest on Interest Carryover from Prior Months                      0.00       2,159,355.11           0.00
         Current Month Class B Interest Shortfall                              0.00       2,159,355.11           0.00
         Adjusted Class B Interest Distributable Amount                   56,010.06       2,159,355.11      56,010.06
(v) (B)  Class A Principal Distributable Amount - Current Month        1,519,604.41       2,103,345.05   1,519,604.41   2,150,987.85
         Class A Principal Carryover Shortfall - Previous Month(s)             0.00         583,740.64           0.00
         Current Month Class A Principal Shortfall                             0.00         583,740.64           0.00
         Withdrawl from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                         1,519,604.41         583,740.64     583,740.64     631,383.44
(vi)     Certificate Insurer Premium                                      32,115.08               0.00           0.00
         Certificate Insurer Premium Supplement                                0.00               0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer                0.00               0.00           0.00
(vii)    Transition Expenses to successor Servicer                             0.00               0.00           0.00
         Class B Principal Distributable Amount - Current Month           79,979.18               0.00           0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)             0.00               0.00           0.00
         Current Month Class B Principal Shortfall                             0.00               0.00           0.00
         Adjusted Class B Principal Distributable Amount                  79,979.18               0.00           0.00
         Excess Interest (Shortage) Amount for Deposit to              1,146,264.02               0.00           0.00
          (withdrawl from) Spread Account                                                         0.00           0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                              111,628,435.29
                    Class A Principal Distributions                                                     1,519,604.41
           Class A End of Period Principal Balance                                                    110,108,830.88

           Class B Beginning of Period Principal Balance                                                5,875,180.80
                    Class B Principal Distributable Amount                                                 79,979.18
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,795,201.62
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,795,201.62

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,670,592.26
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   836,619.51
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,833,972.75

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,833,972.75
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                56,010.06
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,777,962.69

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,777,962.69
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,519,604.41
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,258,358.28

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  1,258,358.28
     (vi)  Certificate Insurer Premium                                                                     32,115.08
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                   1,226,243.20

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,226,243.20
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          79,979.18
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)              1,146,264.02
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                              1,146,264.02
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,106,000.00
                                  Purchased receivables more than 30 days delinquent                       79,577.73
                                                                                                  -------------------
                                  Total                                                                 5,185,577.73

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  137,591,726.67
                    Delinquency Ratio                                                                          3.77%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                3.77%
                           Delinquency Ratio for second preceding Determination Date                           2.11%
                           Delinquency Ratio for third preceding Determination Date                            0.56%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  2.15%           2.15%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                    48,810.00
                                  Current Period Defaulted Receivables                                    121,460.37
                                                                                                  -------------------
                                  Total                                                                   170,270.37

                                  Cumulative Defaulted Receivables                                        170,270.37
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   0.14%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                             698.74

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                      698.74
                                  Cumulative Previous Net Losses                                                0.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                       698.74
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     53.62
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       10,431,362.93
                           15% of Outstanding Certificate Balance                                                      17,385,604.88
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                         10,431,362.93

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,580,860.93
                           Outstanding Certificate Balance                                                            115,904,032.50
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                              10,431,362.93
           Beginning of Period Spread Account Balance                                                   5,329,594.61
           Spread Account Deposit (Withdrawal) from Current Distributions                               1,146,264.02
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               3,955,504.30
           Earnings on Spread Account Balance                                                              20,406.01
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,496,264.64


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President